UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

TYCO INTERNATIONAL LTD.
 (Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
 (Address of Principal Executive Offices, including Zip Code)

441-292-8674
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment of Bridge Loan Facilities

On April 25, 2007, Tyco International Group S.A. (“TIGSA”), Tyco International Ltd. (“Tyco”) and certain other subsidiaries of Tyco entered into three bridge loan facilities with the lenders named therein (each, a “Bridge Loan Facility” and together, the “Bridge Loan Facilities”).  On May 14, 2007, Tyco entered into a memorandum of understanding (“Memorandum of Understanding”) to settle certain securities class action lawsuits involving its stock and the conduct of its former management, stemming from a consolidated securities class action complaint filed in January 2003 on behalf of a class of shareholders who purchased or otherwise acquired publicly traded securities of Tyco during the period from December 1999 to June 2002. Under the terms of the Memorandum of Understanding, Tyco will establish a $2.975 billion cash settlement fund (the “Settlement Fund”) for payment of plaintiffs’ claims in the consolidated securities class action cases.

In connection with the establishment of the Settlement Fund, the parties to the Bridge Loan Facilities entered into amendments of those facilities on May 25, 2007.  Pursuant to those amendments, the aggregate commitment under the Bridge Loan Facilities was increased from $10 billion to $12.5 billion.

The description of the amendments of the Bridge Loan Facilities set forth under this Item 1.01 is qualified in its entirety by references to the complete terms and conditions of the amendments, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-
BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information disclosed in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 in its entirety by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS
(c)           Exhibits

Exhibit No.	Description
10.1

Amendment No. 1 to 364-day Senior Bridge Loan Agreement, dated as of May 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco International Finance S.A., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.2

Amendment No. 1 to 364-day Senior Bridge Loan Agreement, dated as of May 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Covidien International Finance S.A., Covidien Ltd., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.3

Amendment No. 1 to 364-day Senior Bridge Loan Agreement, dated as of May 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco Electronics Group S.A., Tyco Electronics Ltd., the Lenders party thereto, and Bank of America, N.A. as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

By:	/s/ Christopher J. Coughlin
	Name:	Christopher J. Coughlin
	Title:	Executive Vice President and
Chief Financial Officer

Date: May 30, 2007

Exhibit Index

Exhibit No.	Description
10.1

Amendment No. 1 to 364-day Senior Bridge Loan Agreement, dated as of May 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco International Finance S.A., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.2

Amendment No. 1 to 364-day Senior Bridge Loan Agreement, dated as of May 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Covidien International Finance S.A., Covidien Ltd., the Lenders party thereto, and Citibank, N.A. as Administrative Agent.

10.3

Amendment No. 1 to 364-day Senior Bridge Loan Agreement, dated as of May 25, 2007, among Tyco International Group S.A., Tyco International Ltd., Tyco Electronics Group S.A., Tyco Electronics Ltd., the Lenders party thereto, and Bank of America, N.A. as Administrative Agent.